UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 28, 2010

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

On April 28, 2010, DPL Inc. (the “Company”) issued a press release announcing the results of its 2010 Annual Meeting of Shareholders held on that date.  At the meeting, the Company’s shareholders approved the two proposals listed below.  The proposals are described in detail in the Company’s 2010 Proxy Statement.

1.               Elect the three directors nominated by the Company’s Board of Directors for three-year terms expiring in 2013.

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Robert D. Biggs	80,069,388	1,491,926	—	19,238.261
Pamela B. Morris	77,706,783	3,854,631	—	19,238.261
Dr. Ned J. Sifferlen	79,937,099	1,624,216	—	19,238.261

2.               Ratify the appointment of KPMG LLP as the Company’s independent public accountant for 2010.

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,962,781	6,013,471	823,423	—

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release, April 28, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: May 4, 2010
/s/ Douglas C. Taylor
	Name:	Douglas C. Taylor
	Title:	Senior Vice President, General Counsel and Corporate Development

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Press Release, dated April 28, 2010.	E